Exhibit 99.2

PRESS RELEASE
For Immediate Release

Monolithic Power Systems Updates First Quarter 2025 Financial Guidance

KIRKLAND, WASHINGTON, March 20, 2025 -- Monolithic Power Systems, Inc. (“MPS”) (Nasdaq: MPWR), a fabless global company that provides high-performance, semiconductor-based power electronics solutions, today announced updates to its financial guidance for the three months ending March 31, 2025.

The following table presents the updated financial guidance for the three months ending March 31, 2025:

	Previously Announced on February 6, 2025	Updated as of March 20, 2025
Revenue	$610.0 million to $630.0 million	$630.0 million to $640.0 million
GAAP operating expenses	$180.2 million to $186.2 million	$184.9 million to $190.9 million
Non-GAAP (1) operating expenses	$126.9 million to $130.9 million	$131.6 million to $135.6 million

As previously announced, on March 20, 2025, MPS will host an Analyst Day at 9:00 am Pacific Time. During the course of the event, management will discuss MPS’s corporate strategy, business and product updates, and financial metrics. The webcast of the event can be accessed, free of charge, at https://mpsic.zoom.us/j/98462171986 (meeting ID: 984-6217-1986). In addition, MPS will provide more information on the first quarter financial results and second quarter guidance in our earnings release and webinar at the end of April 2025 / beginning of May 2025.

(1) Projected non-GAAP operating expenses exclude the effect of stock-based compensation and related expenses. These non-GAAP financial measures are not prepared in accordance with GAAP and should not be considered as a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. A schedule reconciling non-GAAP financial measures is included at the end of this press release. MPS utilizes both GAAP and non-GAAP financial measures to assess what it believes to be its core operating performance and to evaluate and manage its internal business and assist in making financial operating decisions. MPS believes that the inclusion of non-GAAP financial measures, together with GAAP measures, provides investors with an alternative presentation useful to investors’ understanding of MPS’s core operating results and trends. Additionally, MPS believes that the inclusion of non-GAAP measures, together with GAAP measures, provides investors with an additional dimension of comparability to similar companies. However, investors should be aware that non-GAAP financial measures utilized by other companies are not likely to be comparable in most cases to the non-GAAP financial measures used by MPS. See the GAAP to non-GAAP reconciliations in the tables set forth below.

Safe Harbor Statement

This press release contains, and statements that will be made during the live webcast will contain, forward-looking statements, as that term is defined in the Private Securities Litigation Reform Act of 1995, including, among other things, (i) updated first quarter of 2025 financial guidance, (ii) our 2025 three-year financial goals, (iii) our outlook for the first quarter of 2025 and the near-term, medium-term and long-term prospects of MPS, including our ability to adapt to changing market conditions, performance against our business plan, our ability to grow despite the various challenges facing our business, our industry and the global economic environment, revenue growth in certain of our market segments, potential new business segments, our continued investment in research and development (“R&D”), expected revenue growth, customers’ acceptance of our new product offerings, the prospects of our new product development, our expectations regarding market and industry segment trends and prospects, and our projected expansion of capacity and the impact it may have on our business, (iv) market trends, market growth projections, anticipated market drivers and our ability to penetrate new and existing markets, (v) the seasonality of our business, (vi) our ability to reduce our expenses, and (vii) statements regarding the assumptions underlying or relating to any statement described in (i)-(vii) above. These forward-looking statements are not historical facts or guarantees of future performance or events, are based on current expectations, estimates, beliefs, assumptions, goals, and objectives, and involve significant known and unknown risks, uncertainties and other factors that may cause actual results to be materially different from the results expressed by these statements. Readers of this press release and listeners to the accompanying conference call are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date hereof. Factors that could cause actual results to differ include, but are not limited to, continued uncertainties in the global economy, including due to the Russia-Ukraine and Middle East conflicts, inflation, consumer sentiment and other factors; adverse events arising from orders or regulations of governmental entities, including such orders or regulations that impact our customers or suppliers, and adoption of new or amended accounting standards; adverse changes in laws and government regulations such as tariffs on imports of foreign goods, export regulations and export classifications, and tax laws or the interpretation of same, including in foreign countries where MPS has offices or operations; the effect of export controls, trade and economic sanctions regulations and other regulatory or contractual limitations on our ability to sell or develop our products in certain foreign markets, particularly in China; our ability to obtain governmental licenses and approvals for international trading activities or technology transfers, including export licenses; acceptance of, or demand for, our products, in particular the new products launched recently, being different than expected; our ability to increase market share in our targeted markets; difficulty in predicting or budgeting for future customer demand and channel inventories, expenses and financial contingencies (including as a result of any continuing impact from the Russia-Ukraine and Middle East conflicts); our ability to efficiently and effectively develop new products and receive a return on our R&D expense investment; our ability to attract new customers and retain existing customers; our ability to meet customer demand for our products due to constraints on our third-party suppliers’ ability to manufacture sufficient quantities of our products or otherwise; our ability to expand manufacturing capacity to support future growth; adverse changes in production and testing efficiency of our products; any political, cultural, military, regulatory, economic, foreign exchange and operational changes in China, where a significant portion of our manufacturing capacity comes from; any market disruptions or interruptions in our schedule of new product development releases; our ability to manage our inventory levels; adequate supply of our products from our third-party manufacturing partners; adverse changes or developments in the semiconductor industry generally, which is cyclical in nature, and our ability to adjust our operations to address such changes or developments; the ongoing consolidation of companies in the semiconductor industry; competition generally and the increasingly competitive nature of our industry; our ability to realize the anticipated benefits of companies and products that MPS acquires, and our ability to effectively and efficiently integrate these acquired companies and products into our operations; the risks, uncertainties and costs of litigation in which MPS is involved; the outcome of any upcoming trials, hearings, motions and appeals; the adverse impact on our financial performance if its tax and litigation provisions are inadequate; our ability to effectively manage our growth and attract and retain qualified personnel; the effect of epidemics and pandemics on the global economy and on our business; the risks associated with the financial market, economy and geopolitical uncertainties, including the collapse of certain banks in the U.S. and elsewhere and the Russia-Ukraine and Middle East conflicts; and other important risk factors identified under the caption “Risk Factors” and elsewhere in our Securities and Exchange Commission (“SEC”) filings, including, but not limited to, our Annual Report on Form 10-K filed with the SEC on March 3, 2025. MPS assumes no obligation to update the information in this press release or in the accompanying webinar.

About Monolithic Power Systems

Monolithic Power Systems, Inc. (“MPS”) is a fabless global company that provides high-performance, semiconductor-based power electronics solutions. MPS’s mission is to reduce energy and material consumption to improve all aspects of quality of life. Founded in 1997 by our CEO Michael Hsing, MPS has three core strengths: deep system-level knowledge, strong semiconductor expertise, and innovative proprietary technologies in the areas of semiconductor processes, system integration, and packaging. These combined advantages enable MPS to deliver reliable, compact, and monolithic solutions that are highly energy-efficient, cost-effective, and environmentally responsible while providing a consistent return on investment to our stockholders. MPS can be contacted through its website at www.monolithicpower.com or its support offices around the world.

Monolithic Power Systems, MPS, and the MPS logo are registered trademarks of Monolithic Power Systems, Inc. in the U.S. and trademarked in certain other countries.

Contact:

Bernie Blegen

Executive Vice President and Chief Financial Officer

Monolithic Power Systems, Inc.

408-826-0777

MPSInvestor.Relations@monolithicpower.com

UPDATED 2025 FIRST QUARTER OUTLOOK
RECONCILIATION OF OPERATING EXPENSES TO NON-GAAP OPERATING EXPENSES
(Unaudited, in thousands)

	Three Months Ending March 31, 2025
	Previously announced on February 6, 2025		Updated as of March 20, 2025
	Low	High	Low	High
Operating expenses	$180,200	$186,200	$184,900	$190,900
Adjustments to reconcile operating expenses to non-GAAP operating expenses:
Stock-based compensation and other expenses	(53,300)	(55,300)	(53,300)	(55,300)
Non-GAAP operating expenses	$126,900	$130,900	$131,600	$135,600